Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Repligen Corporation (the "Company") on Form 10-K for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter
C. Herlihy, Chief Executive Officer and Principal executive, accounting and financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           June 14, 2004


                                           /s/ Walter C. Herlihy
                                           -------------------------------------
                                           Walter C. Herlihy
                                           Chief Executive Officer and President
                                           (Principal executive, accounting, and
                                           financial officer)